UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2006

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Nevada                        000-49735               87-0642947
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085

               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020

         (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.   Entry into a Material Definitive Agreement.

     On October 3, 2006, Intraop Medical Corporation, or IntraOp, entered into an Inventory Purchase Agreement with 4M, Inc.

     Under the terms of the Inventory Purchase Agreement, 4M, Inc. will advance to IntraOp up to $700,000 on a revolving basis for use in financing inventory to build Mobetrons at an interest rate of 12% per annum. The Agreement has a term of one year and automatically renews for successive one-year terms unless either party gives written notice of termination to the other party not less than 60 days prior to the end of any one-year term.

     In connection with the Inventory Purchase Agreement, IntraOp will issue to 4M, Inc., a three-year warrant to purchase an aggregate of 50,000 shares of IntraOp common stock at an exercise price of $0.50 per share.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03 with respect to the terms of the Inventory Purchase Agreement.

Item 3.02.   Unregistered Sales of Equity Securities.

     The disclosure provided in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02 with respect to the terms and issuance of the warrant to purchase common stock. The issuance of the warrant was made pursuant to Section 4(2) of the Securities Act of 1933, as amended.


Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit
Number
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10.25   Inventory Purchase Agreement dated as of October 3, 2006, by and between the Registrant and 4M, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               INTRAOP MEDICAL CORPORATION


Date: October 6, 2006                          By:  /s/ Donald A. Goer
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                                                    Donald A. Goer
                                                    Chief Executive Officer


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